        Exhibit 10.4

CERTAIN INFORMATION IDENTIFIED WITH [***] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT #3
THIS AMENDMENT #3 TO ADVANCED PURCHASE AGREEMENT (“Amendment”) is made effective as of April 25, 2023, (the “Third Amendment Effective Date”) by and between NOVAVAX, INC, a Delaware corporation with offices at 21 Firstfield Road, Gaithersburg, MD 20878 U.S.A. (“Novavax”), and His Majesty the King in right of Canada, as represented by the Minister of Public Works and Government Services, with offices at 10 Wellington St., 4th Floor, Gatineau, QC, K1A0S5, Canada (collectively, “Customer”).
RECITALS
WHEREAS, Novavax and Customer entered into that certain Advanced Purchase Agreement dated effective 19 January 2021, as amended by Amendments #1 and #2 (the “Agreement”); and
WHEREAS, His Majesty the King in right of Canada, as represented by the Minister of Public Works and Government Services is the successor in interest to Her Majesty the Queen in right of Canada, as represented by the Minister of Public Works and Government Services; and
WHEREAS, the Parties desire to amend certain provisions of the Agreement.
NOW THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth and other good and valuable consideration, the receipt of which is hereby acknowledged by the Parties, the Parties hereto agree that the Agreement is further amended by this Amendment as follows:
1.Section 5.6 Forfeited Doses. [NEW]:

A new Section 5.6 is added
5.6    Forfeited Doses. Customer has elected to forfeit delivery of Doses previously scheduled to be delivered in [***] 2022. Notwithstanding anything in Sections 5.4 and 5.5 of this Agreement to the contrary, Novavax shall issue an invoice to Customer in total amount equal to [***] (the “2022 Forfeited Doses”). The invoice for the 2022 Forfeited Doses will be issued on the Third Amendment Effective Date. Customer shall pay such invoice related to the 2022 Forfeited Doses to Novavax within [***] of receipt (“2022 Forfeited Doses Payment”). The Parties agree that in the invoice Novavax shall apply [***] to the 2022 Forfeited Doses to such forfeited doses.
Amounts to be Reflected in 2022 Forfeited Doses Invoice

Number of Forfeited Doses	Total 2022 Forfeited Doses Value (= [***])	Per-Unit Price	Per Unit Invoice	Invoice Amount
[***]	[***]	[***]	[***]	[***]

2.Delivery Schedule. Exhibit B (Delivery Schedule) is hereby deleted in its entirety and replaced with a new Exhibit B, herewith attached.
3.Effectiveness of Amendment. Except as amended hereby, the Agreement shall remain in full force and effect. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

4.Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one and the same instrument. This Amendment shall be effective upon full execution by electronic transmission or original, and an electronically transmitted signature shall be deemed to be and shall be as effective as an original signature.

CONFIDENTIAL    2

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives as of the Third Amendment Effective Date.
HIS MAJESTY THE KING IN RIGHT OF CANADA AS REPRESENTED BY THE MINISTER OF PUBLIC WORKS AND GOVERNMENT SERVICES

Per:     [***]
    Name:    [***]
    Title:
    [***]
Date: 4/25/2023

NOVAVAX INC.

Per:    /s/ Jonathan Wallinger
    Name:    Jonathan Wallinger
    Title:    SVP, General Counsel
    Date:    4/25/2023

I have the authority to bind the Corporation

CONFIDENTIAL    3

Exhibit B
Delivery Schedule
(Updated per Amendment 3)
[Pursuant to Regulation S-K, Item 601(a)(5), this Exhibit setting forth the delivery schedule has not been filed. The Registrant agrees to furnish supplementally a copy of any omitted exhibits to the Securities and Exchange Commission upon request; provided, however, that the Registrant may request confidential treatment of omitted items.]
CONFIDENTIAL    4